UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2013

Commission File Number:  001-35522

First PacTrust Bancorp, Inc.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
04-3639825
(IRS Employer Identification No.)

18500 Von Karman Ave, Suite 1100, Irvine, California 92612
(Address of principal executive offices)

949-236-5211
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 15, 2013, First PacTrust Bancorp, Inc. (the "Company") filed articles of amendment to the Company's corporate charter with the state of Maryland (the "Amendment") to change the name of the Company to Banc of California, Inc., effective July 16, 2013. A copy of the Amendment and a press release announcing the filing of the Amendment are attached to this Current Report on Form 8-K as exhibits 3.1 and 99.1, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

See Item 5.03.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

Date:   July 17, 2013
By:	/s/ Richard Herrin

Name: Richard Herrin
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	Article of Amendment to Corporate Charter of First PacTrust Bancorp, Inc.
EX-99.1	Press Release, dated July 16, 2013